Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Annovis Bio, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maria Maccecchini, as Chief Executive Officer of the Company, and Mark Guerin, as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2025	/s/ Maria Maccecchini
Maria Maccecchini
President and Chief Executive Officer (Principal Executive Officer)

Date: November 12, 2025	/s/ Mark Guerin
Mark Guerin Cheif Financial Officer
(Principal Financial Officer)